D & E COMMUNICATIONS, INC.

PERFORMANCE RESTRICTED SHARE
AWARD AGREEMENT

      For the purposes of (a) encouraging key employees to acquire a proprietary interest in the Common Stock of D&E Communications, Inc. (the "Corporation"), thereby aligning their financial interests with the interests of the stockholders, (b) providing added incentive to key employees to contribute to the future growth and profitability of the Corporation, and (c) attracting and retaining exceptionally qualified employees, the Corporation, pursuant to the terms and conditions of the 1999 Long-Term Incentive Plan of D&E Communications, Inc. (the "Plan"), will grant Performance Restricted Shares ("Awards") to certain participants.

      This Agreement, entered into pursuant to the terms of the Plan (which is hereby incorporated herein as though set forth at length), is to evidence that effective as of January 1, 2005 the ("Award Date") the Committee has:

           (a)      designated                                          (the "Participant") as a participant under the Plan;

           (b)      designated                  to                  as the Performance Period for the Awards memorialized herein;

           (c)      designated                                 , for any fiscal year, (of the Corporation) ending on or before the last day of the Performance Period, as the Performance Goal to be achieved during the Performance Period; and

           (d)      awarded to the Participant an Award consisting of          Performance Restricted Shares by reason of Participant's employment on the Award Date in Award Class:

                              A - Chief Executive Officer;

                              B - Senior Vice President;

                              C - Vice President; and

                              D - Key Performer;

           The grant, holding, and vesting of the aforesaid Awards shall be subject to the terms and conditions of the Plan and the following:

    -  Definitions

          "Net Income" means the net income of the Corporation, as determined applying GAAP by the Corporation's regularly engaged auditor for shareholder reporting purposes.

          "Affiliate" means any subsidiary of the Corporation, or any partnership or joint venture in which either the Corporation or a subsidiary thereof is either a partner or a joint venturer.

          "Agreement" means the "Performance Restricted Share Award Agreement" between the Corporation and the Participant, as set forth herein, and as the same may hereafter be amended by written instrument signed by both parties.

          "Award" means the Performance Restricted Shares Award granted to the Participant under the Plan and this Agreement.

          "Award Class" means the employment position or group of employment positions that, on the Award Date of reference, was (were) granted a range of Performance Restricted Shares for the Performance Period as are granted to the Participant hereunder. The Participant's Award Class (if any) is as hereinabove identified.

          "Award Date" means the date designated in the second paragraph of this Agreement by the Committee as of which the Award was made to the Participant under the Plan.

          "Board" means the Board of Directors of the Corporation.

          "Change in Control" shall have the meaning ascribed to that term at Section 1.2(c) of the Plan.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar intent. A reference to a particular section of the Code shall be deemed a reference to the same text if that text is redesignated or assigned a different section number, and shall be deemed a reference to a corresponding provision in any successor statute.

          "Committee" means the committee referenced at Section 1.2(e) of the Plan.

          "Common Stock" means common stock of the Corporation, par value $0.16 per share.

          "Competing Business" means, as applied to a particular period of time, a business that at such time is engaged in the provision of services that are in competition with the services provided by the Corporation or its subsidiaries, partnerships or joint ventures, or in the manufacture, servicing, sale or distribution of a product or products that are in competition with a product or products manufactured, serviced, sold or distributed by the Corporation or its subsidiaries, partnerships or joint ventures.

          "Corporation" means D&E Communications, Inc., and solely for purposes of determining (i) eligibility for participation in the Plan, (ii) employment, and (iii) the establishment of performance goals, "Corporation" shall include any corporation, partnership, or other organization of which D&E Communications, Inc. owns or controls, directly or indirectly, not less than 50 percent of the total combined voting power of all classes of stock or other equity interests. The term "D&E Communications, Inc." includes any successor to D&E Communications, Inc.

          "Disability" means total and permanent disability within the meaning of section 22(e)(3) of the Code.

          "Earnings Per Share" means the net earnings per Share of Common Stock, as computed applying GAAP by the Corporation's regularly engaged auditor for shareholder reporting purposes.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" means the value determined pursuant to Section 1.2 (k) of the Plan.

          "Participant" means the person identified in the second paragraph of this Agreement.

          "Performance Goal" means the objective identified in the second paragraph of this Agreement as the "Performance Goal."

          "Performance Period" means the period identified as such in the second paragraph of this Agreement.

          "Performance Restricted Share" means the right granted to the Participant pursuant to Article IV of the Plan, as memorialized in this Agreement.

          "Plan" means the 1999 Long-Term Incentive Plan of D&E Communications, Inc., as the same presently exists, and as the same may be amended from time to time.

          "Restricted Share Award" means an Award consisting of the number of Performance Restricted Shares specified in the second paragraph of this Agreement.

          "Retirement" means termination from employment with the Company after the Participant has attained age 55 (determined with reference to the most recent anniversary of his date of birth) and has completed a minimum of five (5) years of service with the Company or Termination of Employment under circumstances which the Committee deems equivalent to retirement.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Share" or "Shares" means a share or shares of Common Stock.

          "Termination of Employment" means the termination of employment by the Corporation or any Affiliate, but not the transfer of a Participant's employment from the Corporation or any Affiliate to the Corporation or any Affiliate. If the Committee in its sole discretion so determines, except as otherwise provided in the Plan, employment shall not be considered terminated for the purposes of Section 3.1 so long as the Participant continues to perform services for the Corporation or an Affiliate on either a full-time or part-time basis as an independent contractor or in a consulting or similar capacity; provided, however, that the Participant during such period shall not, whether full-time or part-time, engage in or perform any services as an employee, independent contractor, consultant, advisor, director, officer or more-than-five percent investor in a Competing Business.

          "Vesting Date" means December 31, 2007, the date when Performance Restricted Shares awarded and earned under the Plan shall vest.

    -  Award Accounting, Vesting and Modification

          Award Account. Performance Restricted Shares awarded under the Plan to the Participant shall be credited to a bookkeeping share account established in the name of the Participant and maintained by the Corporation. Each such Performance Restricted Share shall be the equivalent of one share of Common Stock. The Participant's Award Account may include both whole and fractional Performance Restricted Shares. However, when Performance Restricted Shares are converted to Shares of Common Stock, only whole Performance Restricted Shares shall be converted to Shares, with any fractional share being converted to cash, which shall then be paid to the Participant. The amount of cash to be paid to the Participant shall be the amount determined by multiplying (a) the Fair Market Value of a Share on the date of conversion by (b) the fractional share to be converted.

          Vesting, Conversion and Delivery of Performance Restricted Shares; Forfeiture of Performance Restricted Shares. All Performance Restricted Shares credited to the bookkeeping share account established on behalf of the Participant pursuant to Section 2.1 and thereafter earned by the Participant for the Performance Period shall fully vest on the Vesting Date. The Performance Restricted Shares credited to the Participant's bookkeeping share account and earned by the Participant for the Performance Period shall be converted to Shares upon vesting at the Vesting Date and shall be represented by a stock certificate registered in the name of the Participant (or, if the Corporation then allows shareholders to have uncertificated shares on deposit with the Corporation in a book-entry account, credited to a book-entry account established on the books of the Corporation in the name of the Participant). Each certificate evidencing such Shares shall be held in custody by the Company until all restrictions thereon are no longer in effect, at which time the certificate shall be delivered to the Participant. For the purposes hereof, Awards shall be deemed earned upon achievement of the performance goal and time restrictions past the vesting date. All Performance Restricted Shares credited to the bookkeeping share account of the Participant with respect to a particular Performance Period shall be irrevocably forfeited if the Performance Goal for that Performance Period was not achieved during that Performance Period.

          Change in Level of Employment. In the event that the Participant's job description and responsibilities are changed during a Performance Period to a level such that, had his employment been at a different level at the Award Date, he would have been in a higher Award Class and thus awarded a greater number of Performance Restricted Shares, there shall nonetheless be no adjustment in the number of Performance Restricted Shares credited to him for such Performance Period.

                            In the event that the Participant's job description and responsibilities are reduced during a Performance Period to a level such that, had his employment been at the reduced level at the Award Date, he would not have been included in any Award Class to which Performance Restricted Shares were granted on that Award Date, and the Participant would thus have been awarded no Performance Restricted Shares on that Award Date, the number of Performance Restricted Shares to which the Participant's Award account (as described in Section 2.1) is credited for the Performance Period shall be reduced to the number of Performance Restricted Shares determined by multiplying the number of Performance Restricted Shares originally included in the Participant's Award for that Performance Period by a fraction, the numerator of which is one greater than the number of full calendar months in the Performance Period from the Award Date to the effective date of the change in the Participant's level of employment, and the denominator of which is the total number of calendar months in the Performance Period; the remainder of the Performance Restricted Shares originally awarded to the Participant for the Performance Period thereupon being irrevocably forfeited.

                            In the event that the Participant's job description and responsibilities are reduced during a Performance Period to a level such that, had his employment been at the reduced level at the Award Date, he would have been included in an Award Class to which a lesser number of Performance Restricted Shares per participant were granted on that Award Date, and the Participant would thus have been awarded a lesser number of Performance Restricted Shares on that Award Date, the number of Performance Restricted Shares to which the Participant's Award bookkeeping share account (as described in Section 2.1) is credited for the Performance Period shall be reduced to the sum of (a) the number of Performance Restricted Shares awarded on the Award Date to each participant who, on the Award Date, was in the Award Class to which the Participant has been reassigned by reason of his reduced employment level, plus (b) the number of Performance Restricted Shares determined by multiplying (i) the excess of the number of Performance Restricted Shares originally included in the Participant's Award for that Performance Period over the adjusted number determined pursuant to clause (a) of this sentence, by (ii) a fraction, the numerator of which is one greater than the number of full calendar months in the Performance Period from the Award Date to the effective date of the change in the Participant's level of employment, and the denominator of which is the total number of calendar months in the Performance Period; the remainder of the Performance Restricted Shares originally awarded to the Participant for the Performance Period thereupon being irrevocably forfeited.

          Shareholder Rights and Voting of Performance Restricted Shares. The Participant shall have the rights of a shareholder of the Corporation with respect to Performance Restricted Shares, and shall have the right to vote such Performance Restricted Shares prior to their conversion to Shares.

          Dividend Equivalents During Performance Period. The Participant shall be entitled to receive Dividend Equivalents, as defined at Section 1.2(i) of the Plan, which shall be deemed to have been reinvested in additional Performance Restricted Shares at the same time as such underlying Common Stock cash dividend is paid. Performance Restricted Shares granted through such reinvestment shall be credited to the Participant's account and shall be converted to Shares and payable to the Participant in the same manner and at the same time as the Performance Restricted Shares with respect to which such Dividend Equivalents were issued.

          Non-Registration. In the event the Shares to be issued in connection with the vesting of Performance Restricted Shares have not been registered under the Securities Act or a registration is not then currently effective with respect to such Shares, the Participant shall deliver to the Corporation, as a condition to the delivery of Shares under this Agreement, a bona fide written representation and agreement, in a form satisfactory to the Committee, signed by Participant or other person then entitled to such Shares, stating that the Shares are being acquired for his or her own account, for investment and without any present intention of distribution or reselling said Shares, or any of them, except as may be permitted under the Securities Act and then applicable rules and regulations hereunder, and that Participant or other person then entitled to such Shares will indemnify the Corporation against and hold it free and harmless from any loss, damages, expense or liability resulting to the Corporation if any sale or distribution of the Shares by such person is contrary to the representation and agreement referred to above. The Committee may take whatever additional actions it reasonably deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other Federal or state securities laws or regulations, including but not limited to Rule 144 promulgated under the Securities Act. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of Shares acquired under the Plan does not violate the Securities Act, and may issue stop-transfer orders covering such Shares. Share certificates evidencing Shares issued under the Plan shall bear an appropriate legend referring to the provisions of this Section and the agreements herein. None of the provisions of this Agreement shall relieve Participant of his or her obligations to comply with applicable Federal and state securities laws in connection with the Shares, and transactions related thereto.

    -  Termination of Employment

          Termination Due to Death, Disability or Retirement. In the event the Participant terminates employment during a Performance Period by reason of death, Disability or Retirement, and the Participant has completed a minimum of one year of employment during the Performance Period at his employment termination date, then as to the Participant's Performance Restricted Shares for the Performance Period, the Participant shall be entitled to that number of Shares earned (if any) determined by multiplying the full number of Shares earned (if any) by a fraction, the numerator of which is the number of full months of employment the Participant had completed in such Performance Period and the denominator of which are the total number of full months in such Performance Period. All applicable restrictions shall lapse with respect to the Award and the Award shall be issued to the Participant or the Participant's designated beneficiary following the close of the Performance Period. In the event the Participant had not completed one year of employment during the Performance Period at the time of his Termination of Employment, the Participant shall forfeit all rights to his Performance Restricted Shares and to the Shares into which such Performance Restricted Shares would otherwise have been converted. Except as provided in Section 3.3, once so forfeited, Awards shall not be reinstated upon subsequent reemployment during the Performance Period.

          Other Terminations of Employment. If the Participant experiences a Termination of Employment during a Performance Period for any reason other than death, Disability or Retirement, the Participant shall forfeit all Performance Restricted Shares for that Performance Period and the Shares into which such Performance Restricted Shares would otherwise have been converted. Except as provided in Section 3.3, once so forfeited, Awards shall not be reinstated upon subsequent reemployment during the Performance Period.

          Exceptions to Forfeiture Rule. Notwithstanding Sections 3.1 and 3.2 hereof, if a Participant experiences a Termination of Employment during a Performance Period under special circumstances, the Committee may, in its sole discretion, continue the Participant's rights to earn any or all Performance Restricted Shares. The Committee may, in its sole discretion waive in whole or in part any or all-remaining restrictions.

    -  Change in Control Provisions

          In the event of any Change in Control, as defined at Section 1.2(c) of the Plan, all Awards granted, including those granted pursuant to Dividend Equivalents, shall be deemed to have been earned to the maximum extent permitted pursuant to Section 4.4 of the Plan for any Performance Period not yet completed as of the effective date of such Change of Control.

    -  Administration of the Plan

          The Committee shall administer the Plan and this Agreement in accordance with the respective instruments establishing each. The Committee shall have full and final authority in its discretion to (a) interpret the provisions of the Plan and this Agreement and decide all questions of fact arising in their application, and its interpretations and decisions shall be in all respects final, conclusive and binding; and (b) make all other determinations, rules and regulations necessary or advisable for the administration of the Plan and this Agreement. No member of the Committee shall be personally liable for any action or determination in respect to the administration of the Plan and this Agreement if made in good faith.

    -  Miscellaneous Provisions

          Relationship to Other Benefit Plans of Company and Affiliates. The Plan and the Award made hereunder shall be independent of all other benefit plans sponsored or maintained by the Company or any Affiliate. Except as may otherwise be specifically provided in any such other benefit plan or as may be mandated by then applicable law, none of (a) the Performance Restricted Shares awarded hereunder and (b) the Shares into which the Performance Restricted Shares may be converted shall be included in the benefit-generating, contribution-generating or allocation-generating base under any such other plan or otherwise be taken into consideration under such other plan.

          Withholding of Taxes. Whenever the Corporation proposes or is required to issue or transfer Shares under the Plan and this Agreement, the Corporation shall have the right to require Participant to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Withholding requirements may be satisfied by cash payments or, at the election of Participant, by having the Corporation withhold a portion of the Shares to be received, or by delivering previously owned Shares, having a value equal to the amount to be withheld (or such portion thereof as Participant may elect). Any election to have Shares withheld under this Section may be subject, in the Committee's discretion, to such restrictions as the Committee may determine, including but not limited to one or more of the following restrictions in accordance with Section 16(b) of the Exchange Act: (a) the election shall be irrevocable; (b) the election shall be subject, in whole or in part, to the approval of the Committee and to such rules as it may adopt; (c) the election must be made at least six months prior to the transfer of Shares under the Plan and this Agreement; and (d) the election shall be made during the time period specified in Rule 16b-3(e) promulgated under the Exchange Act, or any successor rule or regulation thereto.

          Non-Alienation of Benefits. Prior to its settlement in the form of Shares, or its payment in the form of cash, no right or benefit under the Plan and this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same whether voluntary, involuntary or by operation of law, shall be void except by will or by the laws of descent and distribution or by such other means as the Committee may approve from time to time. No right or benefit under the Plan and this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If Participant should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan and this Agreement, then such right or benefit shall, in the sole discretion of the Committee, cease and terminate, and in such event, the Corporation may hold or apply the same or any part thereof for the benefit of Participant, the Participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may determine. Any restrictions on transferability of the Shares either described above or otherwise provided for in this Agreement may be referred to in legends contained on the certificates evidencing such Shares.

          Legal Holiday. If and when the date on which a computation or distribution is to be made or other action is to be taken under the Plan or this Agreement falls on a Saturday, Sunday, or a legal holiday, such computation or distribution shall be made or such other action taken on the next succeeding business day.

          General Restrictions. The Plan and each Award under the Plan and this Agreement and the issuance or purchase of Shares in connection therewith shall be subject to the condition that, if at any time the Committee shall determine that the Plan, this Agreement, an Award under the Plan and this Agreement or the issuance or purchase of Shares in connection therewith requires or it is desirable that it has (a) the listing, registration or qualification of the Shares subject or related to the Plan upon any securities exchange or under any state or Federal law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, or (b) the consent or approval of any government regulatory body, or (c) an agreement by Participant with respect to the disposition of Shares, then the Plan and this Agreement will not be effective and the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

          Rights of a Shareholder. The Participant, and any person claiming under or through Participant or under the Plan or this Agreement, shall not be, nor have any of the rights of, a shareholder with respect thereto, nor shall they have any right or interest in any cash or other property, unless and until certificates for Shares are issued to Participant after compliance with all the terms and conditions of the Plan and this Agreement. Participant shall only have those rights provided for under the terms and conditions of the Plan and this Agreement.

          Death Benefit Beneficiary. The Participant shall have the right to designate one or more primary and one or more contingent beneficiaries to receive the Participant's entitlement under the Plan in the event of the Participant's death. Any such designation shall be in writing and shall be delivered to the Committee. If a Participant and his designated beneficiary die in a manner such that the order of their respective deaths cannot be ascertained to a certainty, the Participant shall be deemed to have survived his designated beneficiary. If, upon the Participant's death, he is not survived by at least one validly designated beneficiary, the Participant's beneficiary shall be the Participant's estate.

          Rights to Terminate Employment. Nothing in the Plan or this Agreement shall confer upon Participant the right to continue in the employment of the Corporation or any Affiliate, or to continue in any position or at any level of remuneration, or affect any right that the Corporation or any Affiliate may have to terminate the employment of Participant at any time or for any reason whatsoever, with or without good cause.

          Management, Accounting and Financial Decisions. Nothing in the Plan or this Agreement shall affect the authority of the management of the Corporation to make management, business, accounting and financial decisions concerning the Corporation.

          Non-Uniform Determinations. The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

          Adjustments. In the event of any change in the outstanding Shares by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, spin-off, exchange of shares or the like, the Committee shall adjust the maximum number of Shares that may be issued under the Plan and shall provide for an equitable adjustment of any outstanding and unexercised Award or any Shares issuable pursuant to an outstanding and unexercised Award under the Plan and this Agreement, to the end that after such event Participant's proportionate interest shall be maintained as nearly equal as practicable as before the occurrence of such event. The decision of the Committee with respect to the nature and amount of the adjustment(s) shall be conclusive and binding upon Participant and all persons claiming under or through Participant or under the Plan or this Agreement.

          Delegation. The Committee may delegate to one or more officers or managers of the Corporation, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to: (a) grant Awards to participants under the Plan; (b) cancel, modify, or waive rights with respect to participants under the Plan; or (c) alter, discontinue, suspend, or terminate Awards held by participants under the Plan; provided, however, that no such participant shall be an officer, director or ten percent shareholder of the Corporation within the meaning of those terms under Section 16 of the Exchange Act.

          Amendment. The Board may amend, suspend or terminate the Plan at any time or from time to time, except that no amendment shall be effective without shareholder approval if shareholder approval of such amendment, suspension or termination would be required in order to ensure that the Plan, as amended, would continue to meet the requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule or regulation thereto. Except as may be provided in this Agreement, the termination or any modification or amendment of the Plan shall not, without the consent of Participant, affect Participant's rights under an Award previously granted.

          Effect on Other Plans. Nothing in the Plan or this Agreement shall be construed to limit the right of the Corporation or any Affiliate to establish any other forms of incentives or compensation for employees of the Corporation or Affiliate or to grant or assume options otherwise than under the Plan or this Agreement in connection with any proper business purpose.

          Duration of the Agreement. This Agreement shall remain in effect until all Awards under this Agreement either have been satisfied by the issuance of Shares and awarding of Cash or have expired or been forfeited by their terms.

          Funding of the Plan. The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan or this Agreement, and payment of Awards shall be subordinate to the claims of the Corporation's general creditors. All Awards shall be merely bookkeeping entries until actual payment thereof.

          Severability. If any provision of the Plan or this Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and this Agreement and any such Award shall remain in full force and effect.

          Construction. Wherever any words are used in the Plan or this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          Headings. Headings are given to the Sections and subsections of the Plan and this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or this Agreement or any provision thereof.

          Governing Law. The validity, construction and effect of the Plan and this Agreement and any rules and regulations relating to the Plan and this Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

Dated:	D&E COMMUNICATIONS, INC. By: Corporate Secretary

        Participant hereby acknowledges receipt of a copy of the Plan and this Agreement, accepts his or her designation as a Participant under and subject to all of the terms and conditions set forth herein and in the Plan, and agrees to all such terms and conditions.

Dated:	By: Participant